UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! You invested in CISCO SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 9, 2024. Vote Virtually at the Meeting* December 9, 2024 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/CSCO2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V58563-P17601 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CISCO SYSTEMS, INC. CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 2024 Annual Meeting Vote by December 8, 2024 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V58564-P17601 1. Election of Directors Nominees: 1a. Wesley G. Bush For 1b. Michael D. Capellas For 1c. Mark Garrett For 1d. John D. Harris II For 1e. Dr. Kristina M. Johnson For 1f. Sarah Rae Murphy For 1g. Charles H. Robbins For 1h. Daniel H. Schulman For 1i. Marianna Tessel For 2. Approval, on an advisory basis, of executive compensation. For 3. Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2025. For To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.